SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Apollo Senior Floating Rate Fund Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APOLLO SENIOR FLOATING RATE FUND INC.

9 West 57th Street

New York, NY 10019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 14, 2013 at the office of

Willkie Farr & Gallagher LLP

787 Seventh Avenue, New York, NY 10019

To the Shareholders:

Notice is hereby given that the 2013 Annual Meeting of Shareholders of Apollo Senior Floating Rate Fund Inc., a Maryland corporation (the “Fund”), will be held at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, at 9:00 a.m. E.T., on Tuesday, May 14, 2013, for the following purposes:

1.	To elect two Class II Directors of the Fund, each to serve for a term ending at the 2016 annual meeting of the Fund’s shareholders and when his successor is duly elected and qualifies (Proposal 1).

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of the Fund has fixed the close of business on March 18, 2013 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders of record of the Fund on the record date are cordially invited to attend the Annual Meeting. Even if you expect to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Annual Meeting, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors,

JOSEPH D. GLATT
Secretary of the Fund

April 1, 2013

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration.

2. Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

APOLLO SENIOR FLOATING RATE FUND INC.

9 West 57th Street

New York, NY 10019

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 14, 2013 at the office of

Willkie Farr & Gallagher LLP

787 Seventh Avenue, New York, NY 10019

PROXY STATEMENT

This document is a proxy statement (the “Proxy Statement”) for Apollo Senior Floating Rate Fund Inc., a Maryland corporation (the “Fund”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund’s Board of Directors (the “Board”) for use at the 2013 Annual Meeting of Shareholders of the Fund to be held on Tuesday, May 14, 2013, at 9:00 a.m. E.T., at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, and at any adjournments or postponements thereof (the “Meeting”).

A Notice of the 2013 Annual Meeting of Shareholders and a proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about April 1, 2013, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Fund, Apollo Credit Management, LLC, the investment adviser to the Fund (the “Adviser”), and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the transfer agent and administrator to the Fund. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid for by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The estimated costs and expenses of the proxy solicitation to be paid by the Fund are expected to be approximately $30,000. This Proxy Statement and form of proxy are first being sent to shareholders on or about April 1, 2013.

THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, HAS PREVIOUSLY BEEN MAILED TO THE FUND’S SHAREHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE BY CALLING SHAREHOLDER SERVICES AT 1-888-301-3838. THE FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUND’S WEBSITE AT http://WWW.AGMFUNDS.COM/INVESTMENTINFORMATION/SENIORFLOATINGRATEFUND/FUNDDOCUMENTS.ASPX AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2013.

The Notice of Annual Meeting of Shareholders, Proxy Statement and a proxy card for the Fund are available to you at www.proxyvote.com. You are encouraged to review all of the information contained in the proxy materials before voting.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Director named in this Proxy Statement. Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019 before the Meeting or at the Meeting. Broker-dealers and other nominees holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Fund’s shares that does not specify how the beneficial owner’s shares should be voted will be deemed an instruction to vote such “FOR” the election of the nominees for Director named in this Proxy Statement. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Under the Bylaws of the Fund, the presence in person or by proxy of the holders of Shares entitled to cast a majority of the votes entitled to be cast (without regard to class) shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at the Meeting. In the event that a Quorum is not present at the Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting.

The Fund has two classes of capital stock consisting of common stock, par value $0.001 per share (the “Common Stock”), and preferred stock, par value $0.001 per share (the “Preferred Stock” and together with the Common Stock, the “Shares”). The Fund has one series of Preferred Stock outstanding which is designated as Series A Preferred Stock. Each Share is entitled to one vote at the Meeting with respect to each matter to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. Each Share entitles the holder to cast one vote for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. No Shares have cumulative voting rights. Directors are elected by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote. On the record date, March 18, 2013 (the “Record Date”), the following number of Shares of the Fund were issued and outstanding:

Common Stock Outstanding	Preferred Stock Outstanding
15,544,031	1,534

To the knowledge of the Fund and the Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of a class of the Fund’s outstanding Shares as of the Record Date based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Class	Amount of Beneficial Ownership	Percent of Class
Wells Fargo Bank, National Association*	Preferred Stock	1,534	100%

*

Wells Fargo Bank, National Association has irrevocably appointed the Fund (through the Fund’s duly appointed Secretary) as its sole and exclusive proxy, subject to certain limitations, to attend all meetings of shareholders of the Fund and to cast all votes that it is entitled to cast with respect to the Preferred Stock at any meeting of the shareholders of the Fund, in each case, in the discretion of the Board. Through the exercise of this proxy, all votes entitled to be cast by holders of Preferred Stock will be voted “FOR” the election of the Director nominees named in this Proxy Statement.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and executive officer as of the Record Date. As of that date, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Stock. No Directors or executive officers owned any Preferred Stock as of the Record Date. The Apollo fund complex consists of the Fund and the Apollo Tactical Income Fund Inc. (“Tactical Income Fund”), a closed-end fund registered under the 1940 Act. The Tactical Income Fund commenced operations in February 2013.

Directors and Executive Officers	Dollar Range* of Equity Securities Held in the Fund(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director in Fund Complex
Independent Directors
Glenn N. Marchak	A	A
Carl J. Rickertsen	A	A
Todd J. Slotkin	A	A
Elliot Stein, Jr.	C	C
Interested Directors
Barry Cohen	E	E
John J. Hannan	A	A
Executive Officers
Joseph Moroney	D	E
Jodi Sarsfield	A	A
Joseph D. Glatt	A	A
Cindy Z. Michel	A	A

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001- $100,000
E.	over $100,000
(1)	This information has been furnished by each Director and executive officer.

None of the Independent Directors nor their family had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2012.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently consists of six Directors, four of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund. The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of shareholders after the election of such class of Directors. Each Director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.

The classes of Directors are indicated below:

Nominees to Serve Until 2016 Annual Meeting of Shareholders

Glenn N. Marchak

Todd J. Slotkin

Directors Serving Until 2014 Annual Meeting of Shareholders

Carl J. Rickertsen

John J. Hannan (Preferred Stock elected Director)

Directors Serving Until 2015 Annual Meeting of Shareholders

Barry Cohen (Preferred Stock elected Director)

Elliot Stein, Jr.

Under the Fund’s Charter and the 1940 Act, holders of the Fund’s Preferred Stock, voting as a separate class, are entitled, to the exclusion of holders of Common Stock, to elect two Directors, and holders of the Fund’s Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Cohen and Hannan are currently the Directors elected solely by the holders of the Fund’s Preferred Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Messrs. Marchak and Slotkin, each a Class II Director of the Fund, have each been nominated for a three-year term to expire at the Fund’s 2016 Annual Meeting of Shareholders and when his successor is duly elected and qualifies. Each of Messrs. Marchak and Slotkin has consented to continue to serve as a Director if elected at the Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Proxy Statement. The Board knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Directors and Nominees, including their ages, positions with the Fund, principal occupations and other board memberships for the past five years are shown below.

Name, Address(1) and Age	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(5) Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years
Independent Directors(2):

Glenn N. Marchak 56	Director; Audit Committee Chair	Since 2011; Class II Director, current term ends at the 2013 annual meeting.(4)	Managing Director and Senior Portfolio Manager, Citi Capital Advisors (formerly Citigroup Alternative Investments) from 2005 to 2008; Senior Vice President, Travelers Asset Management International Company LLC from 1998 to 2005.	2	None.

Carl J. Rickertsen 52	Director; Nominating and Corporate Governance Committee Chair	Since 2011; Class III Director, current term ends at the 2014 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005; Chief Operating Officer and Partner, Thayer Capital Partners (private equity investment firm) from 1994 to 2004.	2	Noranda Aluminum Holding Corporation; Berry Plastics Group, Inc.; MicroStrategy Incorporated; until 2010 Convera Corporation; and until 2008 UAP Holding Corp.

Name, Address(1) and Age	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(5) Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years
Todd J. Slotkin 59	Lead Indepen-dent Director	Since 2011; Class II Director, current term ends at the 2013 annual meeting.(4)	Co-Founder and Managing Partner, Newton Pointe, LLC (consulting firm) from 2007 to 2008; since 2011 former Senior Managing Director, Irving Place Capital (private equity investment firm); Managing Director, Natixis Capital Markets (finance) from 2006 to 2007; Executive Vice President and Chief Financial Officer, MacAndrews & Forbes Holdings, Inc. from 1999 to 2006.	2	CBIZ, Inc.; until 2012, Martha Stewart Living Omnimedia, Inc.; and until 2008, Allied Security Holdings LLC.

Elliot Stein, Jr. 64	Director	Since 2011; Class I Director, current term ends at the 2015 annual meeting.	Chairman of Caribbean International News Corporation (newspaper) since 1985; and Managing Director of Commonwealth Capital Partners.	2	Global Cornerstone Holdings Limited; Apollo Investment Corporation; and Bizzingo Inc.

Name, Address(1) and Age	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(5) Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years
Interested Directors(3)

Barry Cohen 60	Director; Chairman of the Board	Since 2011; Class I Director, current term ends at the 2015 annual meeting.	President, Apollo Global Securities, LLC since 2011; Senior Managing Director, Apollo Credit since 2008; Senior Managing Director, Bear Stearns Asset Management from 2003 to 2008.	2	None.

John J. Hannan 60	Director	Since 2011; Class III Director, current term ends at the 2014 annual meeting.	Chairman of the Board, Apollo Investment Corporation (business development company) since 2006 and Chief Executive Officer from 2006 to 2008; Co-founder and Senior Partner of Apollo Management L.P. since 1990.	1	Apollo Investment Corporation; and Environmental Solutions Worldwide, Inc.

(1)	The business address of each Director is care of Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Independent Directors” are Directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund.
(3)	“Interested Directors” are “interested persons” (as such term is defined in the 1940 Act) of the Fund. Messrs. Cohen and Hannan are considered “interested persons” because of their affiliation with the Adviser.
(4)	Nominee for election. If elected, his term will expire at the 2016 Annual Meeting of Shareholders and when his successor is duly elected and qualifies.
(5)	The Apollo fund complex consists of the Fund and the Tactical Income Fund.

Additional information about each Director follows that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared him to be an effective Director. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s counsel; both counsel to the Independent Directors and the Fund have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Directors

•

Glenn N. Marchak. Mr. Marchak was a managing director and Senior Portfolio Manager of Citi Capital Advisors (formerly Citigroup Alternative Investments (“CAI”)) from 2005 through February 2008. At the time, CAI was Citigroup’s integrated alternative investments platform that managed over $100 billion of assets. Mr. Marchak managed the Leveraged Loan Investments Group. He originated, marketed and managed a variety of funds primarily invested in leveraged loans. He was a member of both the Management Committee and Management Counsel of CAI. He was also a member of the Mezzanine Investments Committee. He also managed LMP Corporate Loan Fund, a NYSE traded closed-end fund. Previously, Mr. Marchak was a Managing Director at Smith Barney where he was responsible for developing and heading the firm’s leveraged lending and loan syndication effort. Prior to that, he was a Senior Vice President and Head of Loan Syndications at Nat West Markets. Before joining Nat West Markets, he was a Vice President at Citibank where he was a member of the Leveraged Finance Division providing debt capital to the leveraged buyout community and subsequently, a member of the Loan Syndications Department. He began his business career at Ernst & Young (formerly Arthur Young & Company) where he became an Audit Manager and was a founder of that firm’s Reorganization and Insolvency practice. Mr. Marchak currently serves as a board member of Resolvion/Atlanta Equity Investors, LLC and formerly was a board member of Mediq Incorporated, a medical equipment company. Mr. Marchak earned his BSA in Accounting from the University of Florida and is a Certified Public Accountant.

•

Carl J. Rickertsen. Mr. Rickertsen is currently a managing partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was chief operating officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a managing partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy, a publicly-traded software firm, since October 2002, a member of the board of directors of Noranda Aluminum Holding Corporation, an integrated producer of value-added primary aluminum products and rolled aluminum coils, since April 2012, and a member of the board of directors of Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

•

Todd J. Slotkin. Mr. Slotkin currently serves as a co-founder and managing partner of Newton Pointe, LLC, a consulting firm, a position he has held since 2011 and from 2007 to 2008. Previously, Mr. Slotkin served as the portfolio manager of Irving Place Capital, a private equity firm, between 2008 and 2010. Mr. Slotkin served as a Managing Director and co-head of the Natixis Capital Markets Leveraged Finance business from 2006 to 2007. Previously, Mr. Slotkin served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. from 1999 to 2006. In addition, he was Chief Financial Officer of M & F Worldwide Corp., a public company, from 1999 to 2006. Prior to joining MacAndrews & Forbes in 1992 as a senior vice president, Mr. Slotkin spent over 17 years with Citicorp, now known as Citigroup. Since 2003, he has been a director of CBIZ, Inc., a publicly-traded provider of business services, products and solutions for financial and employee management, where he is on the audit and compensation committees. He was a director of Martha Stewart Living Omnimedia, Inc. from 2008 to 2012. Mr. Slotkin was formerly a board member of Allied Security Holdings LLC, a publicly-traded provider of contract security officer services, and TransTech Pharma, Inc., a pharmaceutical company. Mr. Slotkin is the chairman, director and co-founder of the Food Allergy Initiative. Mr. Slotkin received BS and MBA degrees from Cornell University.

•

Elliot Stein, Jr. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a closed-end, non-diversified management investment company that has elected to be treated as a business development company, under the Investment Company Act, since March 2004. He currently serves as the lead Independent Director of AIC. He has served as Chairman of Caribbean International News Corporation since 1985. He is also a board member of various private companies including Multi-Pak Holdings and Cohere Communications. Mr. Stein was a Managing Director of Commonwealth Capital Partners and he has served as a director of VTG Holdings, Bargain Shop Holdings, Inc. and various other private companies. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Directors

•

Barry Cohen. Mr. Cohen joined Apollo in 2008, serves as a Senior Managing Director of Apollo Credit and has been President of Apollo Global Securities, LLC since 2011. Prior to that time he was with Bear Stearns from 1987 to 2008. Mr. Cohen joined Bear Stearns in 1987 as head of its Risk Arbitrage Department, where he also co-headed the Bear Stearns Global Equity Arbitrage Funds. From 2003 to 2008, he worked in Bear Stearns Asset Management, focusing on its hedge fund businesses. Prior to joining Bear Stearns in 1987, Mr. Cohen was a risk arbitrageur at First Boston Corporation, a partner in Bedford Partners, a risk arbitrage hedge fund, and a mergers and acquisitions lawyer at Davis Polk & Wardwell. Mr. Cohen graduated summa cum laude from Harvard College with a BA in Applied Mathematics and received JD and MBA degrees from Harvard Law School and Harvard Business School, respectively. Mr. Cohen is a member of the board of directors of both the Mt. Sinai Children’s Center Foundation and The Michael J. Fox Foundation for Parkinson’s Research.

•

John J. Hannan. Mr. Hannan has been a member of the Board of AIC since March 2004 and was elected as Chairman of the Board of AIC in August 2006. He served as the Chief Executive Officer of AIC from February 2006 to November 2008. Since February 2011, Mr. Hannan has served on the Board of Directors of Environmental Solutions Worldwide, Inc. Mr. Hannan is a senior partner of Apollo Management, L.P., which he co-founded in 1990. He formerly served as a director for Vail Resorts, Inc. and Goodman Global, Inc.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Currently, four of the six Directors are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a substantial majority of the Board. In addition, the Independent Directors have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, service providers to the Fund, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman or Lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Board’s Audit Committee (which consists of all of the Independent Directors) meets regularly, and between meetings the Audit Committee Chair has access to the Fund’s independent registered public accounting firm and to the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit and investment research. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address the Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Fund. The Board receives reports from Fund counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of Fund investments or of Fund activities or the activities of any of the Fund’s service providers.

Compensation of Directors and Executive Officers

During the fiscal year ended December 31, 2012, the Board held six meetings. Each Director of the Fund attended at least 75% of the meetings of the Board and of any Committee of which he was a member. The compensation paid by the Fund to the Independent Directors for the fiscal year ended December 31, 2012 is set forth below. Each of the Independent Directors also serves as a Director for the Tactical Income Fund. Because the Tactical Income Fund commenced operations in February 2013, the Independent Directors did not receive any compensation from the Tactical Income Fund in 2012. No compensation is paid by the Fund to the Interested Directors. The Fund reimbursed the Adviser $67,500 for compensation related to Ms. Sarsfield, the Fund’s Treasurer and Chief Financial Officer. No other executive officers of the Fund received compensation from the Fund in excess of $60,000. The Adviser waived the right to expense reimbursements and investment advisory fees totaling $78,977 for the period ended December 31, 2012.

	Board Meeting and Committee Meeting Fees	Pension or Retirement Benefits Accrued as Part of Fund Expenses
Glenn N. Marchak*	$26,000	None
Carl J. Rickertsen	$20,000	None
Todd J. Slotkin	$22,000	None
Elliot Stein, Jr.	$21,000	None

*	Audit Committee Chair

The Fund reimbursed the Independent Directors a total of $2,739 for out-of-pocket expenses incurred in attending the Board and Committee meetings for the period ended December 31, 2012.

Executive Officers of the Fund

The following table provides information concerning each of the executive officers of the Fund, including their ages, positions with the Fund and principal occupations for the past five years.

Name, Address(1) and Age	Current Position(s) Held with Fund(2)	Length of Time Served and Term of Office(3)	Principal Occupation(s) During Past Five Years
Joseph Moroney 41	President and Chief Investment Officer	Since 2011	Product Manager and Senior Portfolio Manager for Apollo’s US Performing Credit Group since 2008; Senior Managing Director and Senior Portfolio Manager, Aladdin Capital Management from 2001 to 2008.

Jodi Sarsfield 41	Treasurer and Chief Financial Officer	Since 2011	Controller, AP Alternative Assets, L.P. from 2007 to 2012 and Apollo Palmetto Strategic Partnership, L.P. from 2008 to 2012; Ms. Sarsfield joined the Apollo organization in 2007; Controller and Vice President, Greenhill, Inc. from 2004 to 2007.

Joseph D. Glatt 39	Secretary and Chief Legal Officer	Since 2011	Secretary and Vice President, AIC since 2010 and 2009, respectively; General Counsel, Apollo Capital Management, L.P. since 2007; Associate, Schulte Roth & Zabel LLP (law firm) from 2003 to 2007.

Name, Address(1) and Age	Current Position(s) Held with Fund(2)	Length of Time Served and Term of Office(3)	Principal Occupation(s) During Past Five Years

Cindy Michel 39	Chief Compliance Officer	Since 2011	Chief Compliance Officer and Vice President, AIC since 2010; Director of Compliance, Apollo Global Management, LLC since 2007; Director of Compliance, Lehman Brothers, Private Equity Division, from 2004 to 2007.
(1)	The business address of each officer is care of Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	Each executive officer serves in the same capacity as an executive officer of the Tactical Income Fund.
(3)	Elected by, and serves at the pleasure of, the Board.

Audit Committee

The Board has an Audit Committee comprised of each of the Fund’s Independent Directors, each of whom is also “independent” under the rules of the NYSE. The Audit Committee met four times during the Fund’s fiscal year ended December 31, 2012. The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Fund’s internal audit function and Independent Auditor; and (iv) the compliance by the Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.agmfunds.com/InvestmentInformation/SeniorFloatingRateFund/FundDocuments.aspx. This reference to the website does not incorporate the content of the website into this Proxy Statement.

Audit Committee Report

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2012.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor’s independence from management and the Fund, including the Independent Auditor’s letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2012.

This report was submitted by the Audit Committee of the Fund’s Board

Glenn N. Marchak, Chairman of the Audit Committee

Carl J. Rickertsen

Todd J. Slotkin

Elliot Stein, Jr.

February 13, 2013

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee comprised of each of the Fund’s Independent Directors. The Nominating and Corporate Governance Committee of the Fund met three times during the fiscal year ended December 31, 2012. The functions of the Nominating and Corporate Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Board at the annual meetings of shareholders (consistent with criteria approved by the Board); identifying, selecting or recommending qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board); developing and recommending to the Board a set of corporate governance principles applicable to the Fund; overseeing the evaluation of the Board, any committees thereof and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee charter is available at www.agmfunds.com/InvestmentInformation/SeniorFloatingRateFund/FundDocuments.aspx. This reference to the website does not incorporate the content of the website into this Proxy Statement.

The Nominating and Corporate Governance Committee has not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, the Nominating and Corporate Governance Committee will take into consideration such factors as it deems appropriate, including to the extent required, compliance with the independence and other applicable requirements, of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Director’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. The Fund’s Nominating and Corporate Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Fund’s Nominating and Corporate Governance

Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Shareholder Proposals” below.)

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the Secretary of the Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Director attendance at the annual meetings of shareholders. Directors attended the Fund’s 2012 annual meeting of shareholders.

Required Vote

The election of each of Messrs. Marchak and Slotkin as a Director requires the affirmative vote of the holders of a majority of the outstanding Shares of the Common Stock and Preferred Stock entitled to vote, voting together as a single class.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in 2014 must be received by the Fund for consideration for inclusion in the Fund’s proxy statement relating to the meeting no later than December 2, 2013, and must satisfy the requirements of the federal securities laws.

The Fund’s Bylaws currently require shareholders wishing to nominate Directors or propose other business to be brought before the Fund’s 2014 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the shareholders. To be considered timely, any such notice must be delivered to the principal executive office of Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019 not earlier than November 2, 2013, nor later than 5:00 p.m., E.T., on December 2, 2013. Any such notice by a shareholder must set forth all information required by the Fund’s Bylaws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), Two World Financial Center, New York, NY 10281, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2013. A representative of Deloitte will not be present at the Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Deloitte for professional services for the fiscal years ended December 31, 2011 and December 31, 2012.

	Audit Fees	Audit-Related Fees		Tax Fees**	All Other Fees***
2012	$190,000	$0		$7,420	$0
2011	$197,500	$48,350	*	$7,000	$0

*	“Audit-Related Fees” include services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the Fund’s common stock.

**	“Tax Fees” are those fees related to Deloitte’s tax consulting services, including primarily the review of the Fund’s income tax returns.
***	“All Other Fees” include the aggregate fees billed for products and services provided by Deloitte, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Deloitte to the Fund, and all non-audit services to be provided by Deloitte to the Fund’s Adviser and any entity controlling, controlled by or under common control with the Fund’s Adviser (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which Deloitte billed the Fund fees for the fiscal years ended December 31, 2011 and December 31, 2012 were pre-approved by the Audit Committee as required.

The aggregate non-audit fees billed by Deloitte for services rendered to the Fund and rendered to the Adviser or its Affiliates that provide ongoing services to the Fund for the fiscal years of the Fund ended December 31, 2011 and December 31, 2012 were $55,350 and $7,420, respectively.

Investment Adviser and Administrator

Apollo Credit Management, LLC serves as the Fund’s investment adviser. The principal executive office of the Adviser is 9 West 57th Street, New York, NY 10019. The Fund and the Adviser have also entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative and other services to the Fund at cost.

BNY Mellon, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s Directors and executive officers, certain persons affiliated with the Fund and persons who beneficially own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes of ownership with the SEC, the NYSE and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Fund believes that during 2012 all such filing requirements applicable to such persons were met.

Credit Agreement and Preferred Stock

On March 24, 2011, the Fund entered into a credit agreement with Wells Fargo Bank, National Association as lender. This agreement was amended on August 16, 2011. As of December 31, 2012, the Fund borrowed $122,704,615 under the credit agreement. The loans generally bear interest at a rate of the three-month LIBOR plus 1.40%. Wells Fargo Bank, National Association currently owns 100% of the Fund’s outstanding Shares of Preferred Stock.

Broker Non-Vote and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement.

OTHER MATTERS TO COME BEFORE THE MEETING

The Fund does not intend to present any other business at the Meeting, nor is the Fund aware that any shareholder is entitled to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Fund will advise its shareholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.

This Proxy Statement has been prepared for shareholders of the Fund. The Fund will mail one Proxy Statement to each shareholder address upon request. If you would like to obtain an additional paper copy of the Proxy Statement, please contact Broadridge at 1-800-579-1639 or write to Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 1-888-301-3838 or write to Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M57159-P38481

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APOLLO SENIOR FLOATING RATE FUND INC. PREFERRED AND COMMON SHARES

Election of Directors - The Board of Directors recommends a vote FOR each nominee listed.

1. Election of Directors.

Nominees:

01) Glenn N. Marchak 02) Todd J. Slotkin

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of each of the nominees for director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M57160-P38481

APOLLO SENIOR FLOATING RATE FUND INC. 9 WEST 57TH STREET

NEW YORK, NY 10019

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph D. Glatt and Jodi Sarsfield, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of Apollo Senior Floating Rate Fund Inc., a Maryland corporation (the “Fund”), to be held on May 14, 2013 at 9:00 a.m. (Eastern time) and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying proxy statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should both sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who must state his or her title.

(Continued on the reverse)